SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14982 (Commission File Number)	43-0334550 (IRS Employer Identification No.)

555 Maryville University Drive, Suite 240, St. Louis, MO (Address of principal executive offices)	63141 (Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated July 16, 2003.

Item 9.	Regulation FD Disclosure

The information contained in this report is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition,” under Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583.

On July 16, 2003, Huttig Building Products, Inc. issued a press release setting forth its financial results for the second quarter of 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTTIG BUILDING PRODUCTS, INC. (Registrant)
Date: July 16, 2003

	By:	/s/ THOMAS S. MCHUGH
Thomas S. McHugh Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 16, 2003.